Sub-Item 77Q1(a)

                                 AMENDMENT NO. 6
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                 AIM FUNDS GROUP

          This Amendment No. 6 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (the "Trust") amends, effective July 24, 2008, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          By consent dated July 7, 2008 the Board of Trustees of the Trust, in accordance with 9.7 of the Agreement, approved the Amendment to the Agreement.

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the name change AIM Global Value Fund to AIM Global Core Equity Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 7, 2008.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name:  John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1
                              TO AMENDMENT NO. 6 TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM FUNDS GROUP

                                   "SCHEDULE A
                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                              CLASSES OF EACH PORTFOLIO
---------                              --------------------------
AIM Basic Balanced Fund                Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Class Y Shares
                                       Institutional Class Shares
                                       Investor Class Shares

AIM European Small Company Fund        Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class Y Shares
                                       Institutional Class Shares

AIM Global Core Equity Fund            Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class Y Shares
                                       Institutional Class Shares

AIM International Small Company Fund   Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class Y Shares
                                       Institutional Class Shares

AIM Mid Cap Basic Value Fund           Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Class Y Shares
                                       Institutional Class Shares

AIM Select Equity Fund                 Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class Y Shares
                                       Institutional Class Shares

PORTFOLIO                              CLASSES OF EACH PORTFOLIO
---------                              --------------------------
AIM Small Cap Equity Fund              Class A Shares
                                       Class B Shares
                                       Class C Shares
                                       Class R Shares
                                       Class Y Shares
                                       Institutional Class Shares"